UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2004

Date of Report (Date of earliest event reported)

Commission File Number 000-31529

DIGITALNET HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	52-2339233
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

2525 Network Place
Herndon, VA 20171

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 563-7500

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release issued by DigitalNet Holdings, Inc. on February 11, 2004

Item 9. Regulation FD Disclosure (Item 12 -Disclosure of Results of Operations and Financial Condition)

The following information is being furnished under Item 12 of Form 8-K:  On February 11, 2004, DigitalNet Holdings, Inc. issued a press release announcing its operating results for the three months and year ended December 31, 2003 as well as initial guidance for the first quarter 2004 and updated guidance for the full year 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIGITALNET HOLDINGS, INC.

Dated: February 11, 2004

	By:	/s/ Jack Pearlstein
Jack Pearlstein
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No	Description
99.1	Press release dated February 11, 2004